EXHIBIT 10.14
                                                          FORM 10-Q
                                        QUARTER ENDED JUNE 30, 1997



                          THIRTEENTH AMENDMENT TO
                             CREDIT AGREEMENT


          THIS THIRTEENTH AMENDMENT TO CREDIT AGREEMENT, dated as of
June 26, 1997, amends and supplements the Credit Agreement dated as of December 14, 1994, as amended (the "Credit Agreement"), between BUCYRUS INTERNATIONAL, INC. (the "Company") and BANK ONE, WISCONSIN (the "Bank").

                                  RECITAL

          The Company and the Bank desire to amend and supplement the Credit Agreement as provided below.

                                AGREEMENTS

          In consideration of the promises and agreements set forth in the Credit Agreement, as amended hereby, the Company and the Bank agree as follows:

          1. Definition and References. Capitalized terms not defined herein have the meanings assigned in the Credit Agreement. Upon the fulfillment of the conditions set forth in section 3 below, all references to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as amended by this Thirteenth Amendment to Credit Agreement.

          2. Amendment. Subsections 2.16(b)(ix) and (x) of the Credit Agreement are created to read as follows:

               (ix) Project Financing Loan No. 9. The Bank agrees to make advances, (in a minimum amount of $250,000 and in a multiple of $50,000 above such minimum), subject to the terms and conditions set forth in this Agreement, to finance the construction of a 495-BI shovel, a 395-BIII shovel and related equipment and accessories ("Project No. 9") to be sold by the Company to Mexicana de Cananea, S.A. de C.V. and Mexicana de Cobre, S.A. de C.V., respectively, pursuant to Purchase Order Nos. 84-14-24-1654-7 and 84-14-24-1653-7 dated March 4, 1997 (the
     "Grupo Mexico Contract"), as follows:

                    (a) Maximum Loan Amount: $7,500,000 until the 495-BI shovel is shipped and paid for (less any retainage);
     thereafter, $5,000,000.

                    (b)  Limitation on Advances:  The unpaid
     principal balance of Project Financing Note No. 9 shall not at any time prior to the shipment of the 495-BI shovel exceed the lesser of (i) the Maximum Loan Amount or (ii) an amount equal to 100% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 9 and (iii) 100% of the remaining payments (i.e., the contract purchase price less payments already received) under the Grupo Mexico Contract.

               After shipment of the 495-BI shovel, the unpaid principal balance of Project Financing Note No. 9 shall not exceed the lesser of (x) the Maximum Loan Amount, (y) the sum of 100% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the remaining work-in-process inventory comprising Project No. 9 plus 100% of the amounts invoiced under the Grupo Mexico Contract and (z) 100% of the remaining payments (i.e., the contract purchase price less payments already received) under the Grupo Mexico Contract

                    (c)  Maturity Date:  The aggregate principal
     amount of Project Financing Note No. 9 and all accrued interest shall be due upon the first to occur of (i) the receipt by the Company of the final payment under the Grupo Mexico Contract or
     (ii) December 31, 1997.

                    (d)  Interest Rate:  Reference Rate or the
     Adjusted Libor Rate with the Applicable Libor Margin being 2.75%; each Libor Rate Loan must be in a minimum amount of $250,000 and have an Interest Period of one month.

                    (e) Interest Payment Dates: The last Business Day of each month and on the Maturity Date.

                    (f) Facility Fee: (i) If the Credit Agreement is not refinanced by August 15, 1997 (or such later date specified by the Bank in writing), the Company agrees to pay $2,500 to the Bank on such date; (ii) if the Project Financing Reserve is reduced by the mutual agreement of the Company and the Bank, the Company agrees to pay to the Bank on the date of such reduction a fee equal to the greater of [1] 1/2 of 1% of the reduction in the Project Financing Reserve or [2] $10,000; and (iii) if the Credit Agreement is refinanced with another financial institution prior to the Maturity Date, the Company agrees to pay to the Bank on the date of such refinancing a fee of $25,000.

                    (g) Commitment Fee: As consideration for the commitment of the Bank to provide the Project Financing to the Company, the Company agrees to pay to the Bank on the last Business Day of each month, commencing August 29, 1997, and on the Maturity Date, a commitment fee equal to 1/4 of 1% per year on the difference between the Maximum Loan Amount and the daily average outstanding principal balance of Project Financing Note No. 9 during the preceding month or other applicable period. The commitment fee shall begin to accrue on August 15, 1997 and no commitment fee shall be payable for the period prior to that date.

                    (h)  Prepayment of Project Financing Note No.
     9: The Company may prepay Project Note No. 9 in whole or in part at any time upon two Business Days prior notice to the Bank. The Company shall prepay Project Financing Note No. 9 immediately upon receipt (i) from the Bank of a notice (containing calculations in reasonable detail) to the effect that the outstanding principal balance of Project Financing Note No. 9 exceeds the limits set forth in subsection (b) above in an amount equal to such excess and (ii) of a payment on the Grupo Mexico Contract in an amount equal to such payment. Any principal prepayment shall first be applied to the amount, if any, of Project Financing Note No. 9 consisting of Reference Rate Loans and the balance to Libor Rate Loans. Upon any principal prepayment of a Libor Rate Loan, the Company shall also pay accrued interest thereon and any amount due under section 2.14(c).

                    (i)  Project Financing Reserve:  100%.

                    (i)  Use of Proceeds:  The Company shall use
     the proceeds of Project Loan No. 9 solely to pay costs associated with Project No. 9.

               (x) Project Financing Loan No. 10. The Bank agrees to make advances, (in a minimum amount of $250,000 and in a multiple of $50,000 above such minimum), subject to the terms and conditions set forth in this Agreement, to finance the construction of a Model 495-B shovel and related equipment and accessories ("Project No. 10") to be sold by the Company to Phelps Dodge ("Phelps Dodge") pursuant to a Purchase Order No. 51400 (the "Phelps Dodge Contract"), as follows:

                    (a)  Maximum Loan Amount:  $5,000,000.

                    (b) Limitation on Advances: Prior to shipment of the shovel, the unpaid principal balance of Project Financing Note No. 10 shall not at any time exceed the lesser of (i) the Maximum Loan Amount or (ii) an amount equal to 100% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 10 and (iii) 100% of the remaining payments (i.e., the contract purchase price less payments already received) under the Phelps Dodge Contract.

               After shipment of the shovel, the unpaid principal balance of Project Financing Note No. 10 shall not at any time exceed the lesser of (i) the Maximum Loan Amount or (b) 100% of the outstanding amount invoiced by the Company under the Phelps Dodge Contract and (iii) 100% of the remaining payments (i.e., the contract purchase price less payments already received) under the Phelps Dodge Contract

                    (c)  Maturity Date:  The aggregate principal
     amount of Project Financing Note No. 10 and all accrued interest shall be due upon the first to occur of (i) the receipt by the Company of the final payment under the Phelps Dodge Contract or
     (ii)August 31, 1997.

                    (d)  Interest Rate:  Reference Rate or the
     Adjusted Libor Rate with the Applicable Libor Margin being 2.75%; each Libor Rate Loan must be in a minimum amount of $250,000 and have an Interest Period of one month.

                    (e) Interest Payment Dates: The last Business Day of each month and on the Maturity Date.

                    (f) Facility Fee: (i) If the Credit Agreement is not refinanced by August 15, 1997 (or such later date specified by the Bank in writing), the Company agrees to pay $2,500 to the Bank on such date, (ii) if the Project Financing Reserve is reduced by the mutual agreement of the Company and the Bank, the Company agrees to pay to the Bank on the date of such reduction a fee equal to the greater of [1] 1/2 of 1% of the reduction in the Project Financing Reserve or [2] $10,000 and (iii) if the Credit Agreement is refinanced with another financial institution prior to the Maturity Date, the Company agrees to pay to the Bank on the date of such refinancing a fee of $25,000. There fees are in addition to any fees payable under section 2.16(b)(ix)(f).

                    (g) Commitment Fee: As consideration for the commitment of the Bank to provide the Project Financing to the Company, the Company agrees to pay to the Bank on the Maturity Date, a commitment fee equal to 1/4 of 1% per year on the difference between the Maximum Loan Amount and the daily average outstanding principal balance of Project Financing Note No. 10 during the period from August 15, 1997 to the Maturity Date. The commitment fee shall begin to accrue on August 15, 1997 and no commitment fee shall be payable for the period prior to that date.

                    (h)  Prepayment of Project Financing Note No.
     10: The Company may prepay Project Note No. 10 in whole or in part at any time upon two Business Days prior notice to the Bank. The Company shall prepay Project Financing Note No. 10 immediately upon receipt (i) from the Bank of a notice (containing calculations in reasonable detail) to the effect that the outstanding principal balance of Project Financing Note No. 10 exceeds the limits set forth in subsection (b) above in an amount equal to such excess and (ii) of a payment on the Phelps Dodge Contract in an amount equal to such payment. Any principal prepayment shall first be applied to the amount, if any, of Project Financing Note No. 10 consisting of Reference Rate Loans and the balance to Libor Rate Loans. Upon any principal prepayment of a Libor Rate Loan, the Company shall also pay accrued interest thereon and any amount due under section 2.14(c).

                    (h)  Project Financing Reserve:  100%.

                    (i)  Use of Proceeds:  The Company shall use
     the proceeds of Project Loan No. 10 solely to pay costs associated with Project No. 10.

                    (j) Delivery of Phelp Dodge Contract: The Company will deliver a copy of the executed purchase order for Project No. 10 to the Bank before requesting an advance under Project Loan No. 10.

          3. Closing Conditions. This Thirteenth Amendment to Credit Agreement shall be effective upon its execution and delivery by the Company and the Bank and the receipt by the Bank of:

               (a) Project Financing Note Nos. 9 and 10, duly executed by the Company;

               (b) An opinion of counsel to the Company satisfactory to the Bank; and

               (c) Such other documents as the Bank may reasonably request relating to this Thirteenth Amendment.

          4. Representations and Warranties. The Company represents and warrants to the Bank that:

               (a)  The execution and delivery of this Thirteenth
Amendment and Project Financing Note Nos. 9 and 10 are within the Company's corporate power and corporate authority, have been duly authorized by all necessary corporate action on the part of the Company, are not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the certification of incorporation or by-laws of the Company or the terms of any agreement, restriction or undertaking to which the Company is a party or by which it is bound, do not require the approval or consent of the shareholders of the Company, any governmental body, agency or authority or any other person or entity.

               (b)  The representations and warranties set forth in
section 3 of the Credit Agreement are true and correct in all material respects as of the date of this Thirteenth Amendment to Credit Agreement and no Default or Event of Default has occurred and is continuing.

          5. Cash Interest Payment. The Bank consents to the Company making a cash interest payment on June 30, 1997 of the interest accrued on the Secured Notes during the period from January 1, 1997 through June 30, 1997.

          6. Costs and Expenses. The Company agrees to pay all costs and expenses (including reasonable attorneys' fees) paid or incurred by the Bank in connection with the execution and delivery of this Thirteenth Amendment and the consummation of the transactions contemplated hereby.

          7. Full Force and Effect. The Company and the Bank confirm that the Credit Agreement, as amended hereby, remains in full force and effect.
                              BANK ONE, WISCONSIN
                              BY /s/William E. Shaw, VP
                                 William E. Shaw, Vice President


                              BUCYRUS INTERNATIONAL, INC.

                              BY /s/John F. Bosbous
                                 Its Assistant Treasurer

                        PROJECT FINANCING NOTE NO. 9


$7,500,000                                        Milwaukee, Wisconsin
                                                    June 26, 1997

          FOR VALUE RECEIVED, on or before the Maturity Date set forth in section 2.16(b)(ix) of the Credit Agreement referred to below, the undersigned, BUCYRUS INTERNATIONAL, INC., a Delaware corporation, promises to pay to the order of BANK ONE, WISCONSIN (the "Bank") the principal sum of Seven Million Five Hundred Thousand Dollars, or such lesser amount as is shown to be outstanding according to the records of the Bank, together with interest on the principal balance outstanding from time to time at such rates and payable at such times as set forth in the Credit Agreement.

          Payments of both principal and interest are to be made in immediately available funds in lawful currency of the United States of America at the office of the Bank, 111 East Wisconsin Avenue, Milwaukee, Wisconsin, or such other place as the holder hereof shall designate to the undersigned in writing.

          This Note is Project Financing Note No. 9 issued pursuant to the Credit Agreement dated as of December 14, 1994, as amended, between the undersigned and the Bank, to which Agreement reference is made for rights and obligations as to prepayment and acceleration of maturity.

          The undersigned agrees to pay all costs of collection, including reasonable attorneys' fees.

                              BUCYRUS INTERNATIONAL, INC.

                              BY /s/John F. Bosbous
                                 Its Assistant Treasurer

                       PROJECT FINANCING NOTE NO. 10


$5,000,000                                        Milwaukee, Wisconsin
                                                    June 26, 1997

          FOR VALUE RECEIVED, on or before the Maturity Date set forth in section 2.16(b)(x) of the Credit Agreement referred to below, the undersigned, BUCYRUS INTERNATIONAL, INC., a Delaware corporation, promises to pay to the order of BANK ONE, WISCONSIN (the "Bank") the principal sum of Five Million Dollars, or such lesser amount as is shown to be outstanding according to the records of the Bank, together with interest on the principal balance outstanding from time to time at such rates and payable at such times as set forth in the Credit Agreement.

          Payments of both principal and interest are to be made in immediately available funds in lawful currency of the United States of America at the office of the Bank, 111 East Wisconsin Avenue, Milwaukee, Wisconsin, or such other place as the holder hereof shall designate to the undersigned in writing.

          This Note is Project Financing Note No. 10 issued pursuant to the Credit Agreement dated as of December 14, 1994, as amended, between the undersigned and the Bank, to which Agreement reference is made for rights and obligations as to prepayment and acceleration of maturity.

          The undersigned agrees to pay all costs of collection, including reasonable attorneys' fees.

                              BUCYRUS INTERNATIONAL, INC.

                              BY /s/John F. Bosbous
                                 Its Assistant Treasurer